Exhibit 10.3

Execution Version

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of March 31, 2011 made by CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation (the “Pledgor”), having offices at c/o Capital Trust, Inc., 410 Park Avenue, New York, NY  10022, in favor of FIVE MILE CAPITAL II CT MEZZ SPE LLC, a Delaware limited liability company (“Lender”), having an address c/o Five Mile Capital Partners LLC, Three Stamford Plaza, 301 Tresser Blvd., 12th Floor, Stamford, CT 06901.

RECITALS

WHEREAS, Pledgor and Lender are parties to that certain Mezzanine Loan Agreement dated as of the date hereof (the “Mezzanine Loan Agreement”) whereby Lender has agreed to among other things, make a mezzanine loan to Pledgor in the principal amount of $83,000,000.00 (the “Mezzanine Loan”);

WHEREAS, Pledgor owns one hundred percent (100%) of the limited liability company membership interests in CT Legacy Asset, LLC, a Delaware limited liability company (the “Pledged Entity”).

WHEREAS, Lender requires that this Agreement be executed and delivered as a condition to Lender entering into the Mezzanine Loan Documents.

NOW, THEREFORE, as an inducement to Lender to enter into the Mezzanine Loan Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Pledgor hereby agrees for the benefit of the Lender as follows:

1.           Defined Terms; Construction.

(a)           As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

“Article 8 Matter” means any action, decision, determination or election by the Pledged Entity or its member(s) that its membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the Code, and all other matters related to any such action, decision, determination or election.

“Assignment of Interest” has the meaning set forth in Section 3(a) hereof

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York; provided that if, by reason of mandatory choice of law provisions of the validity or perfection of Lender’s security interest in the Collateral or any part thereof is governed by the Uniform Commercial Code or other similar law as in effect in a jurisdiction other than New York, “Code” means the Uniform Commercial Code or such similar law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

“Collateral” has the meaning set forth in Section 2 hereof.

“Debt” means the outstanding principal amount of the Mezzanine Loan, together with all interest (including PIK Interest) accrued and unpaid thereon and any and all other amounts due and payable under the Mezzanine Loan Documents.

“Entity Agreement” means the limited liability company operating agreement of the Pledged Entity.

“Financing Statements” has the meaning set forth in Section 3(b) hereof.

“Lender” has the meaning set forth in the introductory paragraph.

“Mezzanine Loan” has the meaning set forth in the Recitals.

“Mezzanine Loan Agreement” has the meaning set forth in the Recitals.

“Obligations” means all of Pledgor’s payment and performance obligations pursuant to the Mezzanine Loan Documents, including without limitation, the obligation to repay to Lender the entire Debt and to perform all covenants and obligations, as and when provided therein.

“Organizational Document” has the meaning set forth in Section 2(v) hereof.

“Pledged Company Interests” means the limited liability company membership interests of Pledgor in the Pledged Entity, together with all limited liability company membership interest certificates evidencing such foregoing membership interests, and options or rights of any nature whatsoever which may be issued or granted by the Pledged Entity to Pledgor while this Agreement is in effect.

“Pledged Entity” has the meaning set forth in the Recitals.

“Pledgor” has the meaning set forth in the introductory paragraph.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code in effect on the date hereof and, in any event, shall include all dividends or other income from the Pledged Company Interests, collections thereon or distributions with respect thereto, but excluding only any distributions received by Pledgor and further distributed to its constituent members in accordance with the express terms of the Mezzanine Loan Agreement.

(b)           Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Mezzanine Loan Agreement.

(i)           The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(ii)           The words “include” and “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”

2.           Pledge; Grant of Security Interest.  Pledgor hereby pledges and grants to the Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a first priority security interest in all of Pledgor’s right, title and interest to the following (the “Collateral”):

(i)           all Pledged Company Interests;

(ii)           all securities, moneys or property representing dividends or interest on any of the Pledged Company Interests, or representing a distribution in respect of the Pledged Company Interests, or resulting from a split up, revision, reclassification or other like change of the Pledged Company Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Company Interests, but excluding only any distributions received by Pledgor and further distributed to its constituent members in accordance with the express terms of the Mezzanine Loan Agreement;

(iii)           all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Company Interests and any other Collateral;

(iv)           all rights, privileges, authority and power arising from Pledgor’s interest in the Pledged Entity (provided, however, that, so long as no Event of Default has occurred, Pledgor may exercise such rights, privileges, authority and power vested in Pledgor as the sole member of the Pledged Entity) and ownership of the Collateral;

(v)           the capital of Pledgor in the Pledged Entity and any and all profits, losses, distributions and allocations attributable thereto as well as the proceeds of any distribution thereof, whether arising under the terms of any of the following documents: the Entity Agreement, the Pledged Entity’s certificate of formation, any certificates of limited liability company membership interests of the Pledged Entity, and all amendments or modifications of any of the foregoing (each an “Organizational Document” and collectively, the “Organizational Documents”), but excluding only any distributions received by Pledgor and further distributed to its constituent members in accordance with the express terms of the Mezzanine Loan Agreement;

(vi)           all other payments, if any, due or to become due to Pledgor in respect of the Collateral, under or arising out of any Organizational Document of the Pledged Entity, or otherwise, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise;

(vii)           all present and future claims, liens and remedies if any, of Pledgor against the Pledged Entity for monies loaned or advanced, for services rendered or otherwise;

(viii)         all of Pledgor’s rights pursuant to any Organizational Document of the Pledged Entity or at law or in equity, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Company Interests, including the right to execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Company Interests and/or the Pledged Entity to make determinations, to exercise any election (including election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the Pledged Entity, to enforce or execute any checks, or other instruments or orders and to file any claims and to take any action in connection with any of the foregoing;

(ix)           all equity interests or other property now owned or hereafter acquired by Pledgor as a result of exchange offers, recapitalizations of any type, contributions to capital, options or other rights relating to the Collateral;

(x)            all “Investment Property”, “Accounts”, “Document of Title”, “General Intangibles” and “Instruments” (as each such item is defined in the Code) constituting or relating to any of the other Collateral described in clauses (i) through (ix) above; and

(xi)           all Proceeds of any of the foregoing (including any proceeds of insurance thereon).

3.           Delivery of Collateral; Resignations; Financing Statements.

(a)           All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Lender.  Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, at any time, in its discretion upon notice to Pledgor and otherwise in accordance with applicable law, to transfer to or to register in the name of the Lender or its nominee any or all of the Collateral.  Concurrently with the execution and delivery of this Agreement, Pledgor is delivering to the Lender an assignment of limited liability company interest endorsed by Pledgor in blank (an “Assignment of Interest”), in the form set forth on Exhibit A hereto, for the Pledged Company Interests, transferring all of such Pledged Company Interests in blank, duly executed by Pledgor and undated.  The Lender shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to transfer to, and to designate on such Pledgor’s Assignment of Interest, Lender or any Person to whom the Pledged Company Interests are sold in accordance with the provisions hereof.  In addition, the Lender shall have the right at any time to exchange any Assignment of Interest representing or evidencing the Pledged Company Interests, or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Company Interests represented or evidenced thereby, subject to the terms thereof.

(b)           Concurrently with the execution of this Agreement, Pledgor shall deliver to Lender duly executed, undated unconditional and irrevocable resignations of all officers and directors of the Pledged Entity.  Pledgor shall cause any and all additional, replacement, substitute or other officers and directors of the Pledged Entity to deliver to Lender duly executed, undated unconditional and irrevocable resignations concurrently with the appointment, engagement, election or other designation of such person as an officer and/or director, as applicable.  The resignations shall be in form and substance reasonably acceptable to Lender.  At any time after the occurrence and during the continuance of an Event of Default, Lender shall have the right to date and deliver any and/or all such resignations, which shall be effective upon such dating and delivery.

(c)           Concurrently with the execution of this Agreement, Pledgor shall deliver to Lender for filing all UCC-1 financing statements (if any) in proper form necessary to perfect the security interests granted hereunder in all jurisdictions deemed relevant by Lender (such UCC-1 financing statements, collectively, the “Financing Statement”), and Pledgor agrees to pay any and all fees or other charges relating to the filing of the Financing Statements and hereby authorizes and instructs Lender to make such payments by deducting from the proceeds of the Mezzanine Loan advanced to Pledgor the full amount of such fees or other charges.  Pledgor hereby authorizes Lender to file Financing Statements with the description of the Collateral thereon being described as “all assets of the Debtor” or such other similar designation, without the signature of Pledgor thereon regardless of whether such Financing Statements are filed on, prior to, or after the Closing Date.

(d)           This Agreement is executed only as security for the Obligations and, therefore, the execution and delivery of this Agreement shall not subject Lender to, or transfer or pass to Lender, or in any way affect or modify, the liability of Pledgor under the Entity Agreement.  In no event shall the acceptance of this Agreement by the Lender or the exercise by the Lender of any rights hereunder or assigned hereby constitute an assumption of any liability or obligation of Pledgor to, under or in connection with the Entity Agreement.

4.           Representations and Warranties.  Pledgor represents and warrants as of the date hereof that:

(a)           Approvals.  No authorizations, approvals and consents of, and no filings and registrations with, any Governmental Authority that have not been obtained are necessary for (i) the execution, delivery or performance by Pledgor of this Agreement or for the validity or enforceability thereof, (ii) the grant by Pledgor of the assignments and security interests granted hereby, or the pledge by Pledgor of the Collateral pursuant hereto, (iii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for the delivery of custody of the Pledged Company Interest certificates to Lender and filing of Financing Statements under the Code, or (iv) the exercise by the Lender of all rights and remedies in respect of the Collateral pursuant to this Agreement.

(b)           Ownership.  The Pledged Company Interests constitute all the issued and outstanding equity and/or membership interests in the Pledged Entity.  Pledgor is the record and beneficial owner of, and has good and indefeasible title to the Collateral, free and clear of all pledges, liens, mortgages, hypothecations, security interests, charges, options or other encumbrances whatsoever, except the lien and security interest created by this Agreement.  Pledgor shall not, except as expressly permitted by the Mezzanine Loan Agreement, directly or indirectly, sell, assign, transfer or otherwise dispose of, or grant any option with respect to the Collateral.  The Pledged Company Interests are not and will not be subject to any contractual restriction upon the transfer thereof to or by the Lender (except for any such restrictions, if any, contained herein or in any of the other Mezzanine Loan Documents, in the Senior Loan Documents, and/or under applicable Federal and State securities laws).

(c)           Principal Place of Business; State of Organization; Federal Tax ID; Organizational Number.  The exact name of Pledgor as it appears on file with the Secretary of State of Maryland is as set forth in the introductory paragraph of this Agreement.  Pledgor’s principal place of business is at c/o Capital Trust, Inc., 410 Park Avenue, New York, NY  10022.  Pledgor is organized under the laws of the State of Maryland.  Pledgor will not change Pledgor’s principal place of business or state of organization unless Pledgor has previously notified the Lender thereof and taken such action as is reasonably necessary or reasonably requested by the Lender to cause the security interest of the Lender in the Collateral to continue to be perfected.  Pledgor’s federal tax identification number is 27-5363166 and Pledgor’s organization identification number assigned to it by the State of Maryland is D13991534.

(d)           Valid Security Interest.  This Agreement creates a valid security interest in the Collateral, securing the Obligations, and upon delivery of the certificates evidencing the Pledged Company Interests to Lender and the filing in the appropriate filing offices of the Financing Statements to be delivered pursuant to this Agreement, such security interests will be perfected, first priority security interests, and all filings and other actions necessary to perfect such security interests will have been duly taken.

(e)           Authorization.  Pledgor authorizes the Lender to: (i) subject to the terms and provisions of Section 8 hereof and in accordance with applicable law, perform any and all other acts which the Lender in good faith deems reasonably necessary for the protection and preservation of the Collateral or its value or the Lender’s security interest therein, including, without limitation, if an Event of Default has occurred and is continuing, transferring, registering or arranging for the transfer or registration of the Collateral to or in the Lender’s own name and receiving the income therefrom as additional security for the Obligations, as set forth more fully in Section 8 hereof, and (ii) pay any charges or expenses which the Lender deems reasonably necessary for the foregoing purpose, but without any obligation on the part of the Lender to do so (and any amounts so paid shall constitute Obligations hereunder and under the other Mezzanine Loan Documents to which Pledgor is a party).  Upon delivery of the certificated Pledged Company Interests to the Lender concurrently with the execution of this Agreement, Pledgor authorizes the Lender to store, deposit and safeguard the Collateral.  Any obligation of the Lender for the reasonable care of the Collateral in the Lender’s possession shall be limited to the same degree of care which the Lender uses for similar property pledged to the Lender by other Persons.

(f)           Delivery.  Pledgor has delivered to the Lender true, correct and complete copies of the Entity Agreement.

(g)           Acknowledgment and Consent of Pledged Entity.  Concurrently with the execution hereof, Pledgor has delivered to the Lender an acknowledgement and consent of each Pledged Entity duly executed and in the form of Exhibit B attached hereto and made a part hereof.

5.           Covenants.  Pledgor covenants and agrees with Lender, from and after the date of this Agreement until the Mezzanine Loan (exclusive of any indemnification or other obligations which are expressly stated in any of the Mezzanine Loan Documents to survive satisfaction of the Note) is paid in full, as follows:

(a)           Acknowledgements of Pledgor.  If Pledgor shall, as a result of its ownership of the Pledged Company Interests, become entitled to receive or shall receive any stock certificate or partnership or regular membership certificate, as applicable (including any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Company Interests, or otherwise in respect thereof, Pledgor shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by Pledgor to Lender, if required, together with an undated stock, regular membership or partnership interest power covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt and distributed in accordance with the provisions of the Mezzanine Loan Agreement. Any sums paid upon or in respect of the Pledged Company Interests upon the liquidation or dissolution of the Pledged Entity shall be paid over to Lender to be held by it hereunder as additional security for the Debt, and in case any distribution of capital shall be made on or in respect of the Pledged Company Interests or any property shall be distributed upon or with respect to the Pledged Company Interests pursuant to the recapitalization or reclassification of the capital of the Pledged Entity or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof, as additional security for the Debt and distributed in accordance with the provisions of the Mezzanine Loan Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Company Interests shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Debt. Pledgor agrees to cause the Pledged Entity to deliver to Lender an Acknowledgement and Consent in the form of Exhibit B attached hereto.  Except during the existence of an Event of Default, nothing contained herein shall be deemed to prohibit the distribution of funds received by Pledgor as distributions from the Pledged Entity to its constituent member(s), but only as and to the extent expressly permitted pursuant to the Mezzanine Loan Agreement.

(b)           No Dispositions, Liens, Etc. Without the prior written consent of Lender, Pledgor shall not, directly or indirectly, (i) vote to enable, or take any other action to permit, the Pledged Entity to issue any limited liability company membership interests or to issue any other securities convertible into or granting the right to purchase or exchange for any or limited liability company membership interests in the Pledged Entity, or (ii) except as permitted by the Mezzanine Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Agreement.  Pledgor shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever.  Any interest, securities, lien or option with respect to the Pledged Company Interests issued in violation of this Agreement and the Mezzanine Loan Agreement shall be void ab initio.

(c)           Further Assurances; Power of Attorney.

(i)           At any time and from time to time, promptly following receipt of a written request from Lender, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver, file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including filing UCC financing or continuation statements, provided that the amount of the Mezzanine Loan shall not be increased thereby.  Pledgor hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(ii)           Following the occurrence and during the continuance of an Event of Default, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose of perfecting its security interest in the Collateral.

(d)           Limitation on Liens. Pledgor will not create, incur or permit to exist, will defend the Pledged Company Interests against, and will take all such other action as is necessary to remove, any lien or claim on or to the Pledged Company Interests, other than the liens created under this Agreement, and will defend the right, title and interest of Lender in, to and under the Pledged Company Interests against the claims and demands of all Persons whomsoever.

(e)           Further Identification of Pledged Company Interests.  Pledgor will furnish to Lender from time to time statements and schedules further identifying and describing the Pledged Company Interests and such other reports in connection with the Pledged Company Interests as Lender may reasonably request, all in reasonable detail.

(f)           Changes in Location, Name, Etc.  Pledgor will not, unless (i) it shall have given ten (10) days’ prior written notice to such effect to Lender and (ii) all action necessary or advisable, in Lender’s reasonable opinion, to protect and perfect the liens and security interests intended to be created under this Agreement with respect to the Collateral shall have been taken, relocate its chief executive office and/or principal place of business to a new location, change its name, identity or structure, or reorganize or reincorporate under the laws of another jurisdiction.

(g)           Taxes.  Pledgor shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(h)           Additional Covenants Relating to the Pledged Entity.

(i)           Except as expressly permitted under the Mezzanine Loan Agreement or the Senior Loan Documents and subject to this Section 5(h), Pledgor shall not, directly or indirectly, without the prior written consent of the Lender, attempt to or otherwise waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting or governing the Collateral (including, without limitation, the Entity Agreement or any other organizational document of Pledged Entity) or any of the rights or interests of Pledgor as party, holder, mortgagee or beneficiary thereunder.  Pledgor agrees that all rights to do any and all of the foregoing have been assigned to the Lender, but Pledgor agrees that, upon request from the Lender from time to time, Pledgor shall do any of the foregoing or shall join the Lender in doing so or shall confirm the right of the Lender to do so and shall execute such instruments and undertake such actions as the Lender may reasonably request in connection therewith.

(ii)           Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral.

(iii)           the Lender may, in its discretion (and in addition to any similar or other rights contained in the other Mezzanine Loan Documents), for the account and expense of Pledgor, pay any amount or do any act required of Pledgor hereunder or requested by the Lender to preserve, protect, maintain or enforce the obligations of Pledgor under this Agreement, the Collateral or the security interests granted herein, provided Pledgor has failed to pay such amount or take such action within twenty (20) days after written demand by the Lender.  Any such payment shall be deemed an advance by the Lender to Pledgor and shall be payable by such Pledgor within twenty (20) days after written demand together with interest thereon at the Default Rate from the expiration of such twenty (20) day period until paid.

(iv)           Pledgor waives (i) all rights to require the Lender to proceed against any other Person, entity or collateral or to exercise any remedy set forth herein or in any other agreement, (ii) the defense of the statute of limitations in any action upon any of the Obligations, (iii) any right of subrogation or interest in the Obligations or Collateral until all Obligations have been paid and performed in full, (iv) any rights to notice of any kind or nature whatsoever, unless specifically required in this Agreement, or non-waivable under any applicable law, and (v) to the extent permissible, its rights under Section 9-207 of the Code.  Pledgor agrees that the Collateral, other collateral or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Agreement.  The Lender is entitled to all of the benefits of a secured party set forth in Section 9-207 of the Code.

6.           Registration of Pledge; Control of Collateral, Etc..

(a)           “Certificated Security” under Article 8.  Pledgor agrees that the Pledged Company Interests constitute “securities” (as defined in Section 8-102(a)(15) of the Code), and Pledgor covenants and agrees that (i) the Pledged Company Interests are not and will not be dealt in or traded on securities exchanges or securities markets, (ii) the terms of Entity Agreement and the terms of the Pledged Company Interests provide and shall continue to provide that the Pledged Company Interests constitute “certificated securities” within the meaning of, and governed by, Article 8 of the Code, and (iii) the Pledged Company Interests are and shall continue to be evidenced by a certificate, which certificate shall be delivered to and held by Lender as additional security for the repayment of the Obligations.

(b)           Registration of Pledge; Control of Collateral.  To better assure the perfection of the security interest of Lender in the Pledged Company Interests, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of Exhibit C hereto to the Pledged Entity, and shall cause the Pledged Entity to, and the Pledged Entity shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit D hereto.  Notwithstanding anything in this paragraph, neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of the Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

7.           Cash Dividends; Voting Rights.  Subject to the terms of the Mezzanine Loan Documents, and unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive all regular limited liability company membership interest distributions or cash dividends actually paid in the normal course of business of the Pledged Entity (and to further distribute the same to its constituent member(s), but only as and to the extent expressly permitted pursuant to the Mezzanine Loan Agreement), and to exercise all voting and regular limited liability company membership interests or rights with respect to the Pledged Company Interests, provided that no vote shall be cast or right exercised or other action taken which, in Lender’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Mezzanine Loan Agreement, the Note, this Agreement or any other Mezzanine Loan Documents.  Any vote that would result in a change in or violation of the “Single Purpose Entity” covenants set forth in the Mezzanine Loan Agreement shall be void ab initio.  If an Event of Default shall occur and be continuing, all of Pledgor’s rights to vote, grant consents, approvals or waivers or otherwise exercise membership or other rights with respect to Pledged Company Interests and all rights of Pledgor to receive dividends, distributions or other payments with respect to Pledged Company Interests or any other Collateral, shall cease.

8.           Rights of Lender.  (a)  Subject to the terms of the Mezzanine Loan Documents, if an Event of Default shall have occurred and be continuing, Lender shall have the right to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Pledged Company Interests or the other Collateral and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect, in accordance with the Mezzanine Loan Documents.  If an Event of Default shall have occurred and be continuing, then all such Pledged Company Interests at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting, and all regular limited liability company membership and other rights pertaining to the Pledged Company Interests and/or the other Collateral and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Company Interests as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Company Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Pledged Entity or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Company Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Company Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)           The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c)           Upon the satisfaction in full of the Obligations (exclusive of any indemnification or other obligations which are expressly stated in any of the Mezzanine Loan Documents to survive satisfaction of the Note), Lender’s rights under this Agreement shall terminate and Lender shall execute and deliver to Pledgor UCC-3 termination statements or similar documents and agreements to terminate all of Lender’s rights under this Agreement and all other Mezzanine Loan Documents, and Lender shall promptly return to Pledgor any certificated Collateral and the assignments in blank of the Pledged Company Interests.

(d)           Pledgor also authorizes Lender, at any time and from time to time, following the occurrence and during the continuance of an Event of Default, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e)           The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Lenders shall be responsible to Pledgor for any act or failure to act hereunder except for its or their gross negligence or willful misconduct.

(f)           If Pledgor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the out-of-pocket expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid on demand, shall be payable by Pledgor to Lender on demand and shall constitute obligations secured hereby.

9.           Remedies.  If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt:

(a)           all rights and remedies of a secured party under the Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be reasonably appropriate to give effect to such right);

(b)           Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)           Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

Upon the occurrence of an and during the continuance, without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or otherwise required hereby or pursuant to any of the other Mezzanine Loan Documents) to or upon Pledgor, the Pledged Entity or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived to the extent permitted under applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including Section 9-610 and 9-615 of the Code, need Lender account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(d)           The rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

10.           Private Sales.  (b)  Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges and agrees that any private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Company Interests for the period of time necessary to permit the Pledged Entity or Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Pledged Entity or Pledgor would agree to do so.

(b)           To the extent permitted under applicable law, Lender shall not be required to conduct any foreclosure sale of any part of the Collateral.  If an Event of Default shall have occurred and be continuing, Lender may, in its sole and absolute discretion but only to the extent permitted by applicable law, retain and acquire for itself and/or its designees or nominees, the Collateral by instructing Pledgor to register on its ledgers and books Lender’s acquisition of the Collateral and each Certificate which embodies the Pledged Company Interests, subject to any rights of Pledgor to object in accordance with the Code, if Pledgor has not renounced or waived such rights in accordance with the Code. In connection therewith, Lender shall have the right to complete any endorsements in its favor on the Certificates or any other certificated securities or instruments which at any time are part of the Collateral.

(c)           Pledgor further shall use its commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Company Interests pursuant to this Section 10 valid and binding and in compliance with any and all other requirements of applicable law. Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Mezzanine Loan Agreement.

(d)           Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree.

(e)           Lender has advised Pledgor that Securities and Exchange Commission staff personnel have issued various No-Action Letters describing procedures which, in the view of the Securities and Exchange Commission staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the Code, yet not public for purposes of Section 4(2) of the Securities Act of 1933.  The Code permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Article 9 of the Code.  Pursuant to the Code, each Pledgor specifically agrees (x) that it shall not raise any objection to Lender’s purchase of the Pledged Company Interests (through bidding on the obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the Code; (ii) will be considered commercially reasonable notwithstanding that Lender has not registered or sought to register the Pledged Company Interests under the applicable securities laws, even if any Pledgor or any Pledged Entity agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Lender purchases the Pledged Company Interests at such a sale.

(f)           Pledgor agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Company Interests sold by Lender pursuant to this Agreement.  Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers.  Without in any way limiting the Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:

(i)           The Lender conducts the foreclosure sale in the State of New York, City of New York, Borough of Manhattan,

(ii)           The foreclosure sale is conducted in accordance with the laws of the State of New York,

(iii)           Not less than ten (10) days in advance of the foreclosure sale, the Lender notifies Pledgor at the address set forth herein of the time and place of such foreclosure sale,

(iv)           The foreclosure sale is conducted by an auctioneer licensed in the State of New York and is conducted in a reasonably convenient office location (which may be the offices of the Lender’s legal counsel) or in front of the New York Supreme Court located in New York City or such other New York State Court in the City of New York, County of New York, having jurisdiction over the Collateral on any Business Day between the hours of 9:00 a.m. and 5:00 p.m.,

(v)           The notice of the date, time and location of the foreclosure sale is published in The New York Times, the New York Law Journal or The Wall Street Journal (or such other daily newspaper widely circulated in New York, New York) and the Baltimore Sun (or such other daily newspaper widely circulated in the State of Maryland) for seven (7) consecutive days prior to the date of the foreclosure sale, and

(vi)           The Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the Code financings statements in the filing offices located in the States of Maryland and New York conducted not later than ten (10) days and not earlier than thirty (30) days before such notification date.

11.           Limitation on Duties Regarding Collateral.  Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

12.           Certificates; Financing Statements; Other Documents.  On the date hereof, Pledgor hereby authorizes Lender to file the Financing Statements with respect to the Collateral.  Pledgor agrees to deliver any other document or instrument which Lender may reasonably request with respect to the Collateral for the purposes of (a) evidencing and/or perfecting the security interest in the Collateral granted by Pledgor to Lender, and (b) obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

13.           Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Lender, upon the occurrence and during the continuance of an Event of Default Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)           to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the perfection and/or collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

(d)           to execute, in connection with the sale provided for in Section 9 or 10, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so requested by Lender, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be reasonably designated in any such request.

14.           Indemnity.  (c)  Pledgor shall indemnify and hold harmless Lender and its directors, officers, employees, agents and contractors from and against any and all liability, loss, expense, cost or damage which any of them may suffer or incur and which arises out of or results from:

(i)           this Agreement, the grant, pledge and assignment of security under this Agreement and/or the exercise of any right, remedy or power hereunder, except to the extent that it is finally judicially determined that any such liability, loss, expense, cost or damage resulted from the gross negligence, fraud or willful misconduct of any indemnified person; or

(ii)           any claim or any alleged obligation, liability or duty on the part of Lender to perform or discharge on behalf of Pledgor any obligation, liability or duty of Pledgor which arises or accrues prior to the date, if ever, on which Lender acquires title to the Collateral by foreclosure, assignment in lieu of foreclosure or otherwise.

(b)           Pledgor shall reimburse each person indemnified under this Section 14 within five (5) Business Days after demand by Lender or such indemnified person for the full amount of any indemnity to which such person may be entitled hereunder, which shall include all of such person’s reasonable costs and expenses with respect thereto (including court costs and reasonable attorneys’ fees and related expenses as and when incurred), and the full amount of Pledgor’s indemnity obligation shall be considered to be part of the Debt and shall be secured hereby. The indemnity set forth in this Section 14 shall survive the termination of this Agreement.

(c)           Notwithstanding anything contained herein or in any of the other Mezzanine Loan Documents to the contrary, Pledgor will not be liable for any losses described in this Section 14, which occur following the effective date of a transfer of title to the Collateral to Lender or its Affiliates, in foreclosure or otherwise.

(d)           The occurrence of an “Event of Default” under and as defined in the Mezzanine Loan Agreement or in any of the other Mezzanine Loan Documents shall constitute an event of default by Pledgor hereunder.

15.           Miscellaneous.

(a)           Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)           Headings. The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c)           No Waiver; Cumulative Remedies. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Pledgor pursuant to this Agreement or the other Mezzanine Loan Documents, or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s sole discretion. No delay or omission to exercise any remedy, right or power accruing upon and during the continuance of an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Pledgor shall not be construed to be a waiver of any subsequent Default or Event of Default by Pledgor or to impair any remedy, right or power consequent thereon.

(d)           Waivers and Amendments; Successors and Assigns. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Mezzanine Loan Document, nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Pledgor, shall entitle Pledgor to any other or future notice or demand in the same, similar or other circumstances. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns; provided Pledgor shall not have any right to assign its rights hereunder. The rights of Lender under this Agreement shall automatically be transferred to any transferee to which Lender transfers its interest in the Note and the Mezzanine Loan Agreement.

(e)           Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder to Lender or Pledgor or which are given to Lender or Pledgor with respect to this Agreement shall be in writing and otherwise given in accordance with Section 7.6 of the Mezzanine Loan Agreement.

(f)           Irrevocable Authorization and Instruction to the Pledged Entity. Each Pledgor hereby authorizes and instructs the Pledged Entity and any servicer of the Mezzanine Loan to comply with any instruction received by it from Lender in writing that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that the Pledged Entity and any servicer shall be fully protected in so complying.

(g)           Acknowledgement and Consent. Pledgor shall cause the Pledged Entity to deliver to Lender an Acknowledgement and Consent in the form of Exhibit C attached hereto, acknowledging its receipt of a copy of this Agreement and its consent to the terms hereof.

(h)           Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

(i)           No Third Party Beneficiaries. This Agreement is entered into for the benefit of the parties hereto, and no third parties shall have any direct rights hereunder.

(j)           Remedies of Pledgor.  In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Agreement or any other Mezzanine Loan Documents to which Pledgor is a party, the Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither the Lender nor its agents shall be liable for any monetary damages (including, without limitations, special, consequential and/or punitive damages) and Pledgor’s sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment.  Any action or proceeding to determine whether the Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

(k)           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(A)           THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF LENDER AND PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR THE OTHER MEZZANINE LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER MEZZANINE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B)           ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF LENDER AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  IN THE EVENT PLEDGOR CEASES TO MAINTAIN AN OFFICE IN THE STATE OF NEW YORK, PLEDGOR SHALL PROMPTLY APPOINT AN AUTHORIZED AGENT AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK.  PLEDGOR FURTHER AGREES THAT SERVICE OF PROCESS UPON PLEDGOR OR SAID AGENT, AS APPLICABLE, AT PLEDGOR’S OR ITS AGENT’S ADDRESS (AS APPLICABLE) TOGETHER WITH WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, IF ANY, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

(C)           PLEDGOR AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE MEZZANINE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND PLEDGOR IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY PLEDGOR AND LENDER.

(l)           Irrevocable Proxy. Solely with respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Company Interests, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters.  The proxy granted and appointed in this Section 15(l) shall include the right to sign Pledgor’s name (as a member or partner, as the case may be, of each of the Pledged Entity) to any consent, certificate or other document relating to any Article 8 Matter and the Pledged Company Interests and Pledged Managing Entity Interests that applicable law may permit or require, to cause the Pledged Company Interests to be voted in accordance with the preceding sentence.  Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter that Pledgor may have granted or appointed.  Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Company Interests or the Pledged Managing Entity Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth above.

PLEDGOR: CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation

By:	/s/ Geoffrey G. Jervis
Name:	Geoffrey G. Jervis
Its:	Chief Financial Officer

Pledge and Security Agreement

SCHEDULE A

DESCRIPTION OF PLEDGED MEMBERSHIP INTERESTS

	Pledged Entity	Owner	Class of Membership/ Partnership Interest	Percentage of Membership/ Partnership Interests
1.	CT Legacy Asset, LLC, a Delaware limited liability company	CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation	Membership	100%

EXHIBIT A

FORM OF ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST

(See attached.)

Execution Version

ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST

THIS ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST dated as of March __, 2011 made by CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation (together with its successors and assigns, collectively, “Assignor”) to ___________________________ (“Assignee”).

RECITALS

The undersigned has entered into the Pledge and Security Agreement, dated as of the date hereof (such Agreement, as it may be amended or otherwise modified from time to time, the “Pledge Agreement”), with Five Mile Capital II CT Mezz SPE LLC (together with their successors and assigns, collectively, “Lender”). Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.

Assignor is the sole member of CT Legacy Asset, LLC, a Delaware limited liability company (the “Company”), existing under and evidenced by that certain Operating Agreement of CT Legacy Asset, LLC, dated as of March __, 2011 (such agreement, as it may be further amended, supplemented or otherwise modified from time to time, the “Operating Agreement”). Under the Operating Agreement, Assignor has certain rights, title and interest in and to the Company and the property and assets of the Company (collectively, the “Interest”).  The Interest represents one hundred percent (100%) of Assignor’s ownership interest in the Company.

Pursuant to the Pledge Agreement, Assignor has agreed to execute and deliver this Assignment.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.           Assignment of Assigned Interest.  As of the Effective Date (as defined in Section 8 herein), Assignor hereby sells, transfers, conveys and assigns (without recourse and, except as set forth herein, representation or warranty) (collectively, the “Assignment”) to Assignee all of Assignor’s right, title and interest in and to the Interest and of its rights under the Operating Agreement, including, without limitation, all its (a) rights to receive moneys due and to become due under or pursuant to the Operating Agreement, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Operating Agreement, (c) claims for damages arising out of or for breach of or default under the Operating Agreement, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder.  Assignor’s right, title and interest in the Interest and of Assignor’s rights under the Operating Agreement that are being assigned to the Assignee pursuant to this Agreement are hereinafter referred to as the “Assigned Interest”.

2.           Capital Account.  On the Effective Date, the portion of all profits and losses, and all other items of income, gain, loss, deduction or credit, allocable to the Assigned Interest shall be credited or charged, as the case may be, to Assignee and Assignee shall be entitled to the portion of all distributions, payments or other allocations payable in respect of the Assigned Interest, regardless of the source of such distributions, payments or other allocations or the date on which they were earned.

3.           Representations and Warranties of the Assignor.  Assignor represents to Assignee as of the Effective Date, that:

A.           This Assignment has been duly executed and delivered by Assignor and is a valid and binding obligation of Assignor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and

B.           Assignor is the sole owner of the Assigned Interest free and clear of any liens, except for the liens created by the Pledge Agreement.

4.           Further Assurances.  Each of Assignor and Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.

5.           Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

6.           Modification and Waiver.  No supplement, modification, waiver or termination of this Assignment or any provisions hereof shall be binding unless executed in writing by all parties hereto.

7.           Counterparts.  Any number of counterparts of this Assignment may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be as effective as delivery of a manually executed counterpart of this Assignment.

8.           Execution; Effective Date. This Assignment will be binding and effective and will result in the assignment of the Assigned Interest on the date first written above (the “Effective Date”).

9.           Governing Law.  This Assignment will be governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered effective as of the Effective Date.

ASSIGNOR: CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation

By:
Name:
Its:

[Signatures Continue on Following Page]

Assignment of Limited Liability Company Interest

ASSIGNEE:
,

By:
Name:
Title:

Assignment of Limited Liability Company Interest

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONSENT

(See attached.)

ACKNOWLEDGMENT AND CONSENT

CT Legacy Asset, LLC, a Delaware limited liability company (“AssetCo”) hereby acknowledges receipt of a copy of the Pledge and Security Agreement (the “Pledge Agreement”) and agrees that Pledgor (as defined in the Pledge Agreement) is bound thereby.  AssetCo agrees to notify Lender (as defined in the Pledge Agreement) promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

Dated: as of March __, 2011

CT Legacy Asset, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT C

FORM OF INSTRUCTIONS TO ISSUER

(See attached.)

INSTRUCTION TO ISSUER

March __. 2011

To:           CT Legacy Asset, LLC

In accordance with the requirements of that certain Pledge and Security Agreement, dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) (capitalized terms used but not defined herein as therein defined), made by CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation (“Pledgor”), in favor of Five Mile Capital II CT Mezz SPE LLC (together with its successors and assigns, the “Lender”), you are hereby instructed (i) that the membership interest described below is and shall be deemed to be securities under the Code and (ii) to register the pledge of the following interests as follows:

100% the undersigned’s membership interest in CT LEGACY ASSET, LLC, a Delaware limited liability company (the “Pledged Entity”), as listed on Schedule A to the Pledge Agreement, together with all membership interest certificates, options, or rights of any nature whatsoever which now exist or hereafter may be issued or granted by Pledged Entity to Pledgor while this Agreement is in effect and all other ownership interests of Pledgor in Pledged Entity (collectively, the “Pledged Company Interests”), including, without limitation, all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(i)           all Pledged Company Interests;

(ii)           all securities, moneys or property representing dividends or interest on any of the Pledged Company Interests, or representing a distribution in respect of the Pledged Company Interests, or resulting from a split up, revision, reclassification or other like change of the Pledged Company Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Company Interests, but excluding only any distributions received by Pledgor and further distributed to its constituent members in accordance with the express terms of the Mezzanine Loan Agreement;

(iii)           all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Company Interests and any other Collateral;

(iv)           all rights, privileges, authority and power arising from Pledgor’s interest in the Pledged Entity (provided, however, that, so long as no Event of Default has occurred, Pledgor may exercise such rights, privileges, authority and power vested in Pledgor as a member or partner of the Pledged Entity) and ownership of the Collateral;

(v)           the capital of Pledgor in the Pledged Entity and any and all profits, losses, distributions and allocations attributable thereto as well as the proceeds of any distribution thereof, whether arising under the terms of any of the following documents, as applicable: the Entity Agreement, the Pledged Entity’s certificate of formation, any certificates of limited liability company membership interests of the Pledged Entity, and all amendments or modifications of any of the foregoing (each an “Organizational Document” and collectively, the “Organizational Documents”), but excluding only any distributions received by Pledgor and further distributed to its constituent members in accordance with the express terms of the Mezzanine Loan Agreement;

(vi)           all other payments, if any, due or to become due to Pledgor in respect of the Collateral, under or arising out of any Organizational Document of the Pledged Entity, or otherwise, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise;

(vii)           all present and future claims, liens and remedies if any, of Pledgor against the Pledged Entity for monies loaned or advanced, for services rendered or otherwise;

(viii)           all of Pledgor’s rights pursuant to any Organizational Document of the Pledged Entity or at law or in equity, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Company Interests, including the right to execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Company Interests and/or the Pledged Entity to make determinations, to exercise any election (including election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the Pledged Entity, to enforce or execute any checks, or other instruments or orders and to file any claims and to take any action in connection with any of the foregoing;

(ix)           all equity interests or other property now owned or hereafter acquired by Pledgor as a result of exchange offers, recapitalizations of any type, contributions to capital, options or other rights relating to the Collateral;

(x)           all “Investment Property”, “Accounts”, “Document of Title”, “General Intangibles” and “Instruments” (as each such item is defined in the Code) constituting or relating to any of the other Collateral described in clauses (i) through (ix) above; and

(xi)           all Proceeds of any of the foregoing (including any proceeds of insurance thereon).

[NO FURTHER TEXT ON THIS PAGE]

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit D to the Pledge Agreement and, to the extent provided more fully therein and subject to the terms and conditions of the Pledge Agreement, to comply with the instructions of the Lender in respect of the Collateral without further consent of, or notice to, the undersigned.  Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of the Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement. In giving this instruction, Pledgor advises you that no revocation or modification of the instructions contained herein shall be effective until the Lender shall have given its prior written consent thereto.

Very truly yours, PLEDGOR: CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation

By:
Name:
Its:

EXHIBIT D

FORM CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

(See attached.)

CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

March __, 2011

To:	FIVE MILE CAPITAL II CT MEZZ SPE LLC

Pursuant to the requirements of that certain Pledge and Security Agreement dated as of the date hereof (as amended, supplements or otherwise modified from time to time, the “Pledge Agreement”) (capitalized terms used but not defined herein as therein defined), made by CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation (“Pledgor”), in favor of FIVE MILE CAPITAL II CT MEZZ SPE LLC (together with its successors and assigns, “Lender”), this Confirmation Statement and Instruction Agreement relates to those membership interests (the “Pledged Company Interests”), as further described on Schedule A of the Pledge Agreement, issued by CT Legacy Asset, LLC, a Delaware limited liability (“Pledged Entity”) to Pledgor.

The Pledged Company Interests (i) are “investment company securities” (within the meaning of Section 8-103 of the Code and (ii) are not, and shall not be, dealt in or traded on securities exchanges or in securities markets.

The Pledged Company Interests are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), and for purposes of perfecting the security interest of the Lender therein, Pledged Entity agrees as follows:

1.	On the date hereof, the registered owners of 100% of the limited liability company interest in Pledged Entity is CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation; and

2.	The registered Lender of the Pledged Company Interests is FIVE MILE CAPITAL II CT MEZZ SPE LLC.

There are no liens of the Pledged Entity on the Pledged Company Interests or any adverse claims thereto for which the Pledged Entity has a duty under Section 8-403 of the Code.  The Pledged Entity has noted the pledge of the Pledged Company Interests to the Lender on the books and records of the Pledged Entity.  No other pledge is currently registered or noted on the books and records of the Pledged Entity with respect to the Pledge Company Interests.

Until the Obligations are paid and performed in full (exclusive of provisions which shall survive full payment), the Pledged Entity, subject to the terms and conditions of the Pledge Agreement, agrees to: (i) upon the occurrence and during the continuance of an Event of Default, comply with the instructions of Lender, without any further consent from Pledgor or any other Person, in respect of the Collateral after receiving notice of such Event of Default; and (ii) upon the occurrence and during the continuance of an Event of Default, disregard any request made by Pledgor or any other person which contravenes the instructions of Lender with respect to the Collateral. Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Very truly yours, CT LEGACY ASSET, LLC, a Delaware limited liability company,

By:
Name:
Its:

AGREED AND ACKNOWLEDGED: PLEDGOR: CT LEGACY REIT MEZZ BORROWER, INC., a Maryland corporation

By:
Name:
Its:

LENDER:

FIVE MILE CAPITAL II CT MEZZ SPE LLC,
a Delaware limited liability company

By:  Five Mile Capital II Equity Pooling LLC,
a Delaware limited liability company, its sole member

By:  Five Mile Capital Partners LLC,
a Delaware limited liability company, its manager

By:
Name:
Title: